November 7, 2013
Supplemental Financial Information Presentation
Q3 2013
Information is as of September 30, 2013 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
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Exhibit 99.2

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Apollo Residential Mortgage, Inc.
2013 Third Quarter Earnings Call
November 7, 2013
Michael A. Commaroto
Chief Executive Officer
Stuart Rothstein
Chief Financial Officer
Keith Rosenbloom
Agency Portfolio Manager
Paul Mangione
Non-Agency Portfolio Manager
Teresa Covello
Controller of the Manager
Hilary Ginsberg
Investor Relations Manager

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
We make forward-looking statements in this presentation and other filings we make with the Securities and Exchange Commission (“SEC”)
within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives, including information about our ability to generate attractive returns while attempting to mitigate risk. When used in this release, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance assets; and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and other filings with the SEC. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.
Forward Looking Statements

4 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Discussion Topics 1. AMTG Q3 Results 2. Supplemental Financials

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Third Quarter 2013 Summary
Reported operating earnings of $11.4 million, or $0.36 per common share for the third quarter of 2013
(1)
RMBS portfolio at September 30, 2013 consisted of Agency RMBS with an estimated fair value of
$2.3 billion and non-Agency RMBS with an estimated fair value of $1.1 billion
RMBS and securitized mortgage loan portfolio had a 2.6% effective net interest spread and an 14.0%
effective levered asset yield at September 30, 2013
(2)
Quarter-end leverage multiple of 3.8x at September 30, 2013
Declared a $0.40 per common share quarterly dividend for stockholders of record as of September 30, 2013
Book value per common share of $18.50 at September 30, 2013
(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 18 for a reconciliation of Operating Earnings and
Operating Earnings per common share to GAAP net income/loss allocable to common stockholders and GAAP net income/loss allocable to common stockholders per common share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense. Please see page 19 for a reconciliation.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
Operating Earnings and Operating Earnings per common share are non-GAAP financial measures. Operating Earnings and Operating Earnings per common share presented exclude, as applicable:(i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see pages 18 and 19 for a reconciliation of Operating Earnings and Operating
Earnings per common share to GAAP net income/(loss) allocable to common stockholders and GAAP net income/(loss) allocable to common stockholders per share . Operating Earnings represents the earnings, as adjusted, allocable to common stock.
Annualized Return on Average Assets is calculated as annualized Operating Earning plus preferred dividend requirement for the period, as a percentage of average assets.
Annualized Return on Average Equity is calculated as annualized Operating Earnings plus preferred dividend requirement for the period, as a percentage of average equity.
(1)
(2)
(3)
($ amounts in thousands except share and per share data)
September 30,
2013 June 30, 2013
September 30,
2012
September 30,
2013
September 30,
2012
Interest Income $34,416 $41,329 $26,438 $113,992 $60,791
Interest Expense (6,789) (7,237) (4,289) (20,243) (8,521)
Net Interest Income $27,627 $34,092 $22,149 $93,749 $52,270
Operating Earnings
(1)
$11,386 $18,900 $16,158 $49,377 $38,098
Weighted Average Common Shares Outstanding 31,999,792 31,995,321 24,214,410 29,916,932 18,628,087
Operating Earnings per Common Share
(1)
$0.36 $0.59 $0.67 $1.65 $2.05
Leverage Multiple (Debt / Equity) 3.8x 3.9x 5.4x 3.8x 5.4x
Annualized Return on Average Assets
(2)
1.7% 1.8% 2.1% 1.9% 2.3%
Annualized Return on Average Equity
(3)
7.7% 10.4% 13.0% 10.0% 13.1%
Three Months Ended Nine Months Ended

APOLLO

Operating Earnings per Common Share [1]

$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.66
$0.67
$0.65
$0.74
$0.59
$0.36
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013

Dividends per Common Share

$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.75
$0.85
$0.35
$0.70
$0.70
$0.70
$0.40
Q2 2012
Q3 2012
Q4 2012 (2)
Q1 2013
Q2 2013
Q3 2013

Book Value per Common Share

$28.00
$24.00
$20.00
$16.00
$12.00
$8.00
$4.00
$0.00
$19.65
$21.46
$22.49
$21.72
$18.63
$18.50
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 18 for a reconciliation of Operating Earnings and Operating Earnings per common share to
GAAP net income/(loss) allocable to common stockholders and GAAP net income/(loss) allocable to common stockholders per common share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) The common stock dividend in the fourth quarter of 2012 consisted of a $0.70 per common share quarterly dividend and a $0.35 per common share special dividend.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Book Value Roll-Forward
Book Value - June 30, 2013 (Unaudited) 18.63 $
  Common stock dividend declared (0.40)
  Operating Earnings net of preferred dividend 0.36
Non-Operating Items Impacting Net Income:
  Unrealized gain on Agency RMBS, net 0.84
  Unrealized gain on non-Agency RMBS, net 0.04
  Unrealized loss on derivatives, net (0.86)
  Realized loss on sales of Agency RMBS (0.57)
  Realized gain on sales of non-Agency  RMBS 0.05
  Realized gain on Swap/Swaption terminations, net 0.38
  Other, net 0.03
Book Value - September 30, 2013 (Unaudited) 18.50 $

APOLLO

Allocation of Portfolio Equity at September 30, 2013[1]

Cash and Other, net 10%
Securitized Mortgage Loans 5%
Agency RMBS 47%
Non-Agency RMBS 38%

Effective Net Interest Spread at September 30, 2013[2]

Allocation of Portfolio Equity at June 30, 2013[1]

Cash and Other, net 19%
Securitized Mortgage Loans 5%
Agency RMBS 50%
Non-Agency RMBS 26%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Portfolio Summary and Net Interest Spread
(1) Percentages reflect amount of equity allocated to Agency and non-Agency RMBS and securitized mortgage loans, net of associated assets and liabilities, including the fair value of interest rate derivatives. Cash and other net, represents cash and other assets and liabilities not specifically allocable to Agency RMBS, non-Agency RMBS or securitized mortgage loans.
(2) Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense.  Please see page 19 for a reconciliation.
(3) Debt/Equity multiples for each asset class are adjusted to reflect cash held to meet margin calls and certain other assets and liabilities specifically allocable to Agency RMBS, non-Agency RMBS or securitized mortgage loans.
Agency Non-Agency
Securitized
Mortgage
Loans
Weighted
Average
Including
Cash
Asset Yield 2.9% 6.9% 8.2% 4.3%
Interest Expense 0.4% 2.0% 3.3% 1.0%
Cost of Swaps 1.1% 0.1% 0.0% 0.8%
Net Interest Spread 1.4% 4.8% 4.9% 2.6%
Debt / Equity
(3)
5.5x 3.0x 2.0x 3.8x
Effective Levered Asset Yield
(2)
10.6% 21.3% 17.8% 14.0%

APOLLO

Q3 2013 Agency Portfolio

Constant Prepayment Rates

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency Portfolio
Loan Balance 15
Year Pass-Throughs
3%
Loan Balance 30
Year Pass-Throughs
51%
Low Credit 30 Year
Pass-Throughs
9%
Other(1)
3%
New Production 30
Year Pass-Throughs
3%
HARP / MHA  /
High LTV 30 Year
Pass-Throughs
31%
(1) Other includes Short Reset ARMs, Interest Only and Inverse Interest Only Securities.
6.0%
3.7%
5.2%
5.8%
7.0%
7.1%
6.7%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013
Total Agency Portfolio average one month CPR
($ in thousands) Estimated Fair Value Q3 2013 CPR
Agency Pass-Throughs 2,191,883 $                  6.3%
Agency IOs and Agency  IIOs 68,639                          18.2
Total 2,260,522 $                6.7%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency Securities as of September 30, 2013
(1) Amortized cost is reduced by unrealized losses that are classified as other-than-temporary impairments. The Company recognized other-than-temporary impairments of $2,051 on Agency RMBS  for the three months ended September 30, 2013.
(2) Weighted average yield at the date presented incorporates estimates for future prepayment assumptions on Agency RMBS.
(3) Agency IOs and Agency IIOs have no principal balance and bear interest on a notional balance.  The notional balance is used solely to determine interest distributions on interest-only class of securities. At
September 30, 2013 Agency IOs had a notional balance of $429,204 and Agency Inverse IOs had a notional balance of $155,676.
($ in thousands) Principal Balance
Unamortized
Premium
(Discount) Amortized Cost
(1)
Estimated Fair
Value
Net Weighted
Average
Coupon
Weighted
Average
Yield
(2)
Agency RMBS:
30-Year Mortgages
   ARM 12,337 $                       827 $               13,164 $                  13,089 $                 4.09% 1.77%
Fixed rate coupons:
   3.5% 468,755                        30,771            499,526                   477,308                  3.50 2.49
   4.0% 1,514,596                     131,741          1,646,337                1,587,384               4.00 2.51
   4.5% & 5.0% 54,328                          4,401               58,729                     58,624                    4.59 3.12
2,050,016                     167,740          2,217,756                2,136,405               3.90% 2.52%
15-Year Mortgages
   3.0% Coupons 53,640                          1,428               55,068                     55,478                    3.00% 2.45%
Agency IOs
(3)
-                                -                  42,962                     43,272                    3.93% 13.66%
Agency IIOs
(3)
-                                -                  28,403                     25,367                    6.37% 16.06%
Total Agency RMBS 2,103,656 $                169,168 $    2,344,189 $          2,260,522 $        4.05% 2.88%

APOLLO

Q3 2013 Non-Agency RMBS Portfolio

Q3 2013 Non-Agency RMBS Portfolio Vintage

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency RMBS portfolio continues to focus on
seasoned, sub-prime assets with significant credit
enhancement as well as Alt-A and pay-option
adjustable rate mortgages.
Non-Agency RMBS Portfolio
The non-Agency RMBS portfolio continues to focus
on pre-2007 vintage.
Subprime
83%
Alt-A
7%
Pay-option
ARM
10%
1999-2002
4%
2003
7%
2004
32%
2005
28%
2006
19%
2007
10%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency RMBS as of September 30, 2013
(1)  Credit enhancement is expressed as a percentage of all outstanding mortgage loan collateral.  The Company's non-Agency RMBS may incur losses if credit enhancement is reduced to zero.
(2)  CRR stands for conditional repayment rate.  Information is based on loans for individual groups owned by the Company.  Amounts presented reflect the weighted average monthly performance for the three months ended September 30, 2013.
September 30, 2013
Portfolio Characteristics
Estimated Fair Value ($ in thousands) $1,117,820
Amortized Cost to Par Value 77.8%
Net Weighted Average Coupon 1.2%
Collateral Attributes
Weighted Average Loan Age (months) 103
Weighted Average Original Loan-to-Value 79.9%
Weighted Average Original FICO Credit Score 633
Current Performance
60+ Day Delinquencies 31.0%
Average Credit Enhancement
(1)
33.7%
3 Month CRR
(2)
5.0%

APOLLO

Borrowings at September 30, 2013

Derivative Instruments at September 30, 2013

Swaps Overview at September 30, 2013

Swaptions Overview at September 30, 2013

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financing and Derivative Instruments Overview
($ in thousands) Notional Amount
Estimated
Fair
Value
Swaps - assets 1,187,000 $                38,907 $
Swaptions - assets 1,175,000                   13,757
Swaps - (liabilities) 680,000                      (6,172)
Total Derivative Instruments
3,042,000 $            46,492 $
(1) Includes $27,014 of repurchase borrowings collateralized by non-Agency RMBS acquired in connection with the Company’s securitization transaction from a consolidated variable interest entity at September 30, 2013 that is eliminated from the Company’s consolidated balance sheet.
(2) Securitized debt, which represents non-recourse senior securities sold to third parties in connection with a securitization transaction, has a final contractual maturity of May 2047.  Weighted average remaining maturity represents the estimated final maturity of the security based on the final projected repayment of principal. The actual maturity of the securitized debt may differ significantly from this estimate given that actual interest collections, mortgage prepayments and/or losses on liquidation of mortgages may differ significantly from those expected.
($ in thousands) Balance
Weighted
Average
Borrowing Rate
Weighted
Average
Remaining
Maturity
Repurchase agreement borrowings:
  Agency RMBS 1,989,518 $
0.41% 40 days
  Non-Agency RMBS
(1)
884,362
2.00% 124 days
  Other investment securities 7,800
1.76% 25 days
Total repurchase agreements
2,881,680 $
0.90% 66 days
Securitized debt 45,590 $              4.00% 58 months
(2)
Total Borrowings 2,927,270 $        0.95% -
Term to Maturity ($ in thousands)
Notional
Amount
Average Fixed
Pay Rate
Average
Maturity
(Years)
Greater than 1 year to 3 years 45,000 $              1.30% 2.9
Greater than 3 years to 5 years 1,114,000           1.05% 3.8
Greater than 5 years 708,000               2.01% 9.0
Total 1,867,000 $      1.42% 5.8
($ in thousands) Weighted Average
Months Until
Fixed Pay Rate for Option Notional Swap Terms
Underlying Swap Fair Value Expiration Amount (Years)
3.00 - 3.25% 2,236 $                9 100,000 $              10
3.26 - 3.50% 6,065 7 475,000 10
3.51 - 3.75% 3,277 7 375,000 10
3.76 - 4.00% 1,495 11 125,000 10
4.01 - 4.41% 684 11 100,000 10
13,757 $           8 1,175,000 $       10
Option Underlying Swap

15 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Discussion Topics 1. AMTG Q3 Results 2. Supplemental Financials

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Income Statement
(in thousands—except per share data)
2013 2012 2013 2012
Interest Income:
RMBS 32,013 $               26,438 $          107,959 $               60,791 $
Securitized mortgage loans 2,324                   -                  5,954                     - $
Other investment securities 79                       -                  79                         -
Total Interest Income 34,416                 26,438            113,992                  60,791
Interest Expense:
Repurchase agreements (6,299)                  (4,289)             (18,935)                  (8,521)
Securitized debt (490)                    -                  (1,308)                    -
Total Interest Expense (6,789)                  (4,289)             (20,243)                  (8,521)
Net Interest Income 27,627 $            22,149 $        93,749 $               52,270 $
Other Income/(Loss):
Realized gain/(loss) on sale of RMBS, net (16,596) $            13,861 $          (48,309) $               32,244 $
Unrealized gain/(loss) on RMBS, net 28,143                 54,913            (139,727)                75,461
Unrealized gain/(loss) on securitized mortgage loans 537                      -                  (88)                        -
Unrealized (loss) on securitized debt (428)                    -                  (413)                      -
Unrealized gain on other investment securities 116                      -                  116                        -
Gain/(loss) on derivative instruments, net (includes ($27,572),
($9,831), $50,547 and ($24,192) of unrealized gains/(losses),
respectively) (21,687)                (16,653)           55,884                   (33,486)
Other, net 4                         16                   72                         25
Other Income/(Loss), net (9,911) $             52,137 $        (132,465)              74,244 $
Operating Expenses:
General and administrative (includes $207, $105, $752 and $274 of
non-cash stock based compensation, respectively) (3,089) $               (1,858) $          (8,374)                    (5,211) $
Management fees - related party (2,941)                  (2,031)             (8,651)                    (4,386)
Total Operating Expenses (6,030) $             (3,889) $         (17,025)                 (9,597) $
Net Income/(Loss)  11,686 $            70,397 $        (55,741)                 116,917 $
Preferred Stock Dividends Declared (3,450)                 -                  (10,350)                 -
Net Income/(Loss) Allocable to Common Stock and
Participating Securities 8,236 $               70,397 $        (66,091) $             116,917 $
Earnings/(Loss) per Common Share - Basic and Diluted 0.25 $                 2.91 $            (2.22) $                  6.28 $
Dividends Declared per Share of Common Stock 0.40 $                 0.85 $            1.80 $                   2.35 $
(Unaudited) (Unaudited)
Three months ended
September 30,
Nine months ended
September 30,

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Balance Sheet
(in thousands—except share and per share data)
September 30, 2013 December 31, 2012
Assets:
(Unaudited)
Cash 142,242 $                  149,576 $
Restricted cash 60,996                      93,641
RMBS, at fair value (of which $3,185,374 and $3,940,913 were pledged as collateral, respectively) 3,378,342                  4,231,291
Securitized mortgage loans (transferred to a consolidated VIE ), at fair value 109,586                    -
Other investment securities, at fair value (of which $11,712 and $0 were pledged as collateral, respectively) 11,712
Investment related receivables 3,684                        -
Interest receivable 10,048                      11,341
Deferred financing costs, net 914                          346
Derivative instruments, at fair value 52,664                      750
Other assets 956                          976
Total Assets 3,771,144 $               4,487,921 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 2,881,680 $               3,654,436 $
Non-recourse securitized debt, at fair value 46,003                      -
Investment related payables 91                            50,032
Obligation to return cash held as collateral 42,381                      -
Accrued interest payable 7,155                        6,774
Derivative instruments, at fair value 6,172                        23,184
Payable to related party 3,770                        4,295
Dividends payable 16,714                      30,675
Accounts payable and accrued expenses 2,135                        1,742
Total Liabilities 3,006,101 $               3,771,138 $
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, 6,900,000 shares issued and outstanding
($172,500 aggregate liquidation preference) 69 $                         69 $
Common stock, $0.01 par value, 450,000,000 shares authorized, 32,037,408 and 24,205,972 shares issued and
outstanding respectively 320                          242
Additional paid-in-capital 791,619                    619,399
Retained earnings/(accumulated deficit) (26,965)                     97,073
Total Stockholders' Equity 765,043 $                  716,783 $
Total Liabilities and Stockholders' Equity 3,771,144 $               4,487,921 $

APOLLO

(in thousands—except share and per share data)	Three Months Ended September 30, 2013	Earnings per Share[(2)]	Three Months Ended September 30, 2012	Earnings per Share[(2)]
Operating Earnings:				
Net income allocable to common stockholders	**$ 8,158**	**$ 0.25**	**$70,249**	**$2.91**
Adjustments:				
Non-cash stock-based compensation expense	207	0.01	105	-
Unrealized (gain) on RMBS, net	(28,143)	(0.88)	(54,913)	(2.27)
Unrealized loss on derivatives, net	27,572	0.86	9,831	0.40
Unrealized (gain) on securitized mortgage loans, net	(537)	(0.02)	-	-
Unrealized loss on securitized debt, net	428	0.01	-	-
Unrealized (gain) on other investment securities	(116)	-	-	-
Realized (gain)/loss on sale of RMBS, net	16,596	0.52	(13,861)	(0.57)
Realized (gain)/loss on Swap/Swaption terminations, net	(12,498)	(0.38)	4,747	0.20
Realized (gain) on TBA, net	(281)	(0.01)	-	-
Total adjustments to arrive at operating earnings:	3,228	0.11	(54,091)	(2.24)
Operating Earnings	**$11,386**	**$0.36**	**$16,158**	**$0.67**
Basic and diluted weighted average common shares outstanding	31,999,792		24,214,410

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Operating Earnings
(1)
Reconciliation
(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Reflects basic and diluted earnings per share for each component presented.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Operating Earnings
(1)
Reconciliation (cont.) and Effective Cost of Funds
(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Reflects basic and diluted earnings per share for each component presented.
($ in thousands) Reconciliation
Cost of Funds/Effective
Borrowing Costs Reconciliation
Cost of Funds/Effective
Borrowing Costs
Interest expense 6,789 $                0.89% 20,243 $              0.74%
Adjustment:
Net-interest paid for Swaps 6,894 0.91% 17,470 0.63%
Effective interest expense/effective cost of funds 13,683 $              1.80% 37,713 $              1.37%
Weighted average balance of borrowings
3,013,372 $        3,671,026 $
September 30, 2013
Three Months Ended Nine Months Ended
September 30, 2013
(in thousands—except share and per share data)
September 30, 2013
Earnings per
Share
(2)
September 30, 2012
Earnings per
Share
(2)
Operating Earnings:
Net income/(loss) allocable to common stockholders $                  (66,442) $                       (2.22) $116,628 $6.28
Adjustments:
Non-cash stock-based compensation expense                                752
0.03
                               274 0.01
Unrealized (gain)/loss on RMBS, net                         139,727
4.67
                        (75,461) (4.06)
Unrealized (gain)/loss on derivatives, net                         (50,547)
(1.69)
                          24,192 1.30
Unrealized loss on securitized mortgage loans, net                                  88
-
                                  -                                     -
Unrealized loss on securitized debt, net                                413
0.01
                                  -                                     -
Unrealized (gain) on other investment securities                              (116)
-
                                  -                                     -
Realized (gain)/loss on sale of RMBS, net                           48,309
1.61
                        (32,244)                             (1.73)
Realized (gain)/loss on Swap/Swaption terminations, net                         (22,526)
(0.75)
                            4,709 0.25
Realized gain on TBA, net                              (281)
(0.01)
                                  -                                     -
Total adjustments to arrive at operating earnings:                         115,819 3.87                         (78,530) (4.23)
Operating Earnings $49,377 $1.65 $38,098 $2.05
Basic and diluted weighted average common shares outstanding                    29,916,932                    18,628,087
Nine Months Ended Nine Months Ended

20 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Contact Information Hilary Ginsberg Investor Relations Manager 212-822-0767